UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

WELLS TIMBERLAND REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-129651	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway

Norcross, Georgia 30092-3365

          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (770) 449-7800

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement.

On August 21, 2007, the board of directors of Wells Timberland REIT, Inc. (the "Company") approved the renewal of the advisory agreement (the "Renewed Advisory Agreement") by and among the Company, Wells Timberland Operating Partnership, L.P. and Wells Timberland Management Organization, LLC. The Renewed Advisory Agreement is effective through August 11, 2008. However, any party may terminate the Renewed Advisory Agreement without cause or penalty upon providing 60 days' written notice. The terms of the Renewed Advisory Agreement are identical to those of the advisory agreement in effect through August 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS TIMBERLAND REIT, INC.

Date: August 23, 2007
By: /s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President, Secretary and Treasurer